UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2014

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6801 Rockledge Drive Bethesda, Maryland	20817
(Address of principal executive offices)	(Zip Code)

(301) 897-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 22, 2014, the Management Development and Compensation Committee (the “Committee”) of the Board of Directors of Lockheed Martin Corporation (the “Corporation”) approved the annual and long-term incentive award packages for the named executive officers identified in the Corporation’s proxy statement (the “NEOs”) and other executives for 2014. The overall structure and awards approved for each of the NEOs are consistent with the previously disclosed terms of such plans and the Corporation’s executive compensation philosophy as described in the Compensation Discussion and Analysis section of the Corporation’s 2013 proxy statement and will be further described in that section of the Corporation’s 2014 proxy statement.

In approving the incentive awards for 2014, on January 23, 2014, the Board of Directors, acting upon the recommendation of the Committee, approved certain minor amendments to the Lockheed Martin Corporation 2006 Management Incentive Compensation Plan (Performance Based) (the “Incentive Compensation Plan”). The Incentive Compensation Plan provides executives the opportunity to earn annual cash incentives based on performance measured against pre-established performance targets. The Incentive Compensation Plan provides for a three-factor formula encompassing the participant’s individual performance, the performance of his or her business area or business unit, as applicable, and the performance of the Corporation or enterprise as a whole, with performance measured based on annual financial, strategic and operational goals. With respect to the individual performance factor, the Incentive Compensation Plan was amended effective beginning with the 2013 plan year to better integrate it with the Corporation’s performance management system, known as LMCommit. The Corporation used the following factors and performance definitions, which align with LMCommit and which are revised slightly downward from the factors previously used:

Factor	Performance Definition

1.15-1.25	Significantly exceeded all or a majority of commitments and met or exceeded all behavioral expectations

1.00-1.15	Exceeded all or a majority of commitments and met or exceeded all behavioral expectations

0.75-1.00	Achieved all or a majority of commitments and met all or a majority of behavioral expectations

0.00, 0.50-0.75	Did not achieve majority of commitments and/or did not meet majority of behavioral expectations

On January 22, 2014, the Compensation Committee also approved long-term incentive (“LTI”) award packages under the Lockheed Martin Corporation 2011 Incentive Performance Award Plan (the “2011 Plan”) for the NEOs and other executives for 2014. The components of the LTI grants for 2014 are unchanged from 2013 and continue to consist of restricted stock units (“RSUs”), performance stock units (“PSUs”) and long-term incentive performance (“LTIP”) awards. The relative proportion of RSUs and PSUs and LTIP awards varies by position. For the chief executive officer, executive vice presidents, and senior vice presidents that allocation for 2014 is 30% RSUs, 50% PSUs and 20% to LTIP awards, although the precise percentage will vary slightly as a consequence of rounding. In conjunction with the approval of the LTI grants, the Compensation Committee also approved the following modifications to the related forms of award agreements:

•	The form of LTIP award agreement was revised to remove the mandatory deferral on LTIP amounts payable to the extent that the total amount payable to a single employee under the award exceeded $10 million. For the 2014 LTIP grants, any amount payable to a single participant in excess of $10 million will be forfeited.

•	The form of RSU award agreement was revised to add a new provision to provide for accelerated vesting to the extent required for withholding tax purposes. Under the revised agreement, if any withholding tax is required with respect to a RSU award the Corporation will accelerate vesting on a number of shares of stock or dividend equivalents and use those shares or dividend equivalents to satisfy the executive’s withholding tax obligation. The other provisions with respect to the vesting of RSUs (and dividend equivalents) were not changed and dividend equivalents otherwise continue to be accrued and paid when the RSUs vest.

•	The form of RSU award agreement, form of LTIP award agreement and form of PSU award agreement were revised to contain more explicit provisions that permit the Corporation to satisfy withholding tax obligations with respect to awards by offsetting other payments owed to employees by the Corporation or requiring employees to reimburse the Corporation for the amount of the withholding tax.

The Board of Directors amended and restated the 2011 Plan on January 23, 2014 to make certain minor amendments, including to permit the provisions in the award agreements with respect to the satisfaction of withholding taxes described above and to prohibit the Corporation from exchanging cash or other consideration for underwater stock options or stock appreciation rights. The 2011 Plan was approved by the Corporation’s stockholders at the Corporation’s April 2011 annual meeting, and amended by the Corporation on January 24, 2013. The 2014 changes do not constitute material revisions under the New York Stock Exchange Listing standards or the 2011 Plan and accordingly stockholder approval was not required.

The foregoing summary description of the amendments to the Incentive Compensation Plan and the 2011 Plan and the changes to the form of RSU, LTIP and PSU award agreements is not intended to be complete and is qualified in its entirety by reference to the complete text of the amended and restated Incentive Compensation Plan, the amended and restated 2011 Plan, and the form of RSU award agreement, form of LTIP award agreement, form of PSU award agreement attached as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5, respectively, to this Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Lockheed Martin Corporation 2006 Management Incentive Compensation Plan (Performance Based), as amended and restated effective January 23, 2014

10.2	Lockheed Martin Corporation 2011 Incentive Performance Plan, as amended and restated effective January 23, 2014

10.3	Form of Restricted Stock Unit Award Agreement (2014 to 2016 Performance Period)

10.4	Form of Long-Term Incentive Performance Award Agreement (2014 to 2016 Performance Period)

10.5	Form of Performance Stock Unit Award Agreement (2014 to 2016 Performance Period)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation

Date: January 28, 2014	by:	/s/ Stephen M. Piper
Stephen M. Piper
Vice President and Associate General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Lockheed Martin Corporation 2006 Management Incentive Compensation Plan (Performance Based), as amended and restated effective January 23, 2014

10.2	Lockheed Martin Corporation 2011 Incentive Performance Plan, as amended and restated effective January 23, 2014

10.3	Form of Restricted Stock Unit Award Agreement (2014 to 2016 Performance Period)

10.4	Form of Long-Term Incentive Performance Award Agreement (2014 to 2016 Performance Period)

10.5	Form of Performance Stock Unit Award Agreement (2014 to 2016 Performance Period)